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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported):  January 24, 1996



                              WELLS FARGO & COMPANY
             (Exact name of registrant as specified in its charter)


          Delaware                      1-6214               No. 13-2553920
(State or other jurisdiction       (Commission File           (IRS Employer
      of incorporation)                 Number)            Identification No.)


             420 Montgomery Street, San Francisco, California 94163
              (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code:  (415) 477-1000


                                 Not applicable
          (Former name or former address, if changed since last report)


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Item 5:   OTHER EVENTS

          Attached hereto as Exhibit 99 is the Press Release announcing that Wells Fargo & Company and First Interstate Bancorp have reached a definitive agreement to merge the two companies.

Item 7:   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

     99 Copy of the Press Release announcing that Wells Fargo & Company and First Interstate Bancorp have reached a definitive agreement to merge the two companies.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on January 24, 1996.



                                   WELLS FARGO & COMPANY




                                   By:     FRANK A. MOESLEIN
                                   ---------------------------------
                                        Frank A. Moeslein
                                        Executive Vice President and Controller